N-CSR Exhibit for Item 14(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Jessica Tan, certify that:

1.   I have reviewed this report on Form N-CSR of iShares U.S. ETF Trust for the following fifteen series: BlackRock Short Duration Bond ETF (Formerly, BlackRock Short Maturity Bond ETF ), BlackRock Short Maturity Municipal Bond ETF, BlackRock Ultra Short-Term Bond ETF, iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodity Curve Carry Strategy ETF, iShares Gold Strategy ETF, iShares GSCI Commodity Dynamic Roll Strategy ETF, iShares Inflation Hedged Corporate Bond ETF, iShares Inflation Hedged High Yield Bond ETF, iShares Inflation Hedged U.S. Aggregate Bond ETF, iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF, iShares Interest Rate Hedged Long-Term Corporate Bond ETF, iShares Interest Rate Hedged U.S. Aggregate Bond ETF and iShares Transition-Enabling Metals ETF- Aggregate;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)   Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.   The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	June 24, 2024	/s/ Jessica Tan	President (Principal Executive Officer)

		Jessica Tan [Signature]	[Title]

N-CSR Exhibit for Item 14(a)(2): SECTION 302 CERTIFICATIONS	EX-99.CERT

I, Trent Walker, certify that:

1.   I have reviewed this report on Form N-CSR of iShares U.S. ETF Trust for the following fifteen series: BlackRock Short Duration Bond ETF (Formerly, BlackRock Short Maturity Bond ETF ), BlackRock Short Maturity Municipal Bond ETF, BlackRock Ultra Short-Term Bond ETF, iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodity Curve Carry Strategy ETF, iShares Gold Strategy ETF, iShares GSCI Commodity Dynamic Roll Strategy ETF, iShares Inflation Hedged Corporate Bond ETF, iShares Inflation Hedged High Yield Bond ETF, iShares Inflation Hedged U.S. Aggregate Bond ETF, iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF, iShares Interest Rate Hedged Long-Term Corporate Bond ETF, iShares Interest Rate Hedged U.S. Aggregate Bond ETF and iShares Transition-Enabling Metals ETF- Aggregate;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)   Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)   Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)   Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.   The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

(a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

(b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date:	June 24, 2024	/s/ Trent Walker	Treasurer and Chief Financial Officer (Principal Financial Officer)

		Trent Walker [Signature]	[Title]